Index supplement to the prospectus dated April 13, 2023, the prospectus supplement dated April 13, 2023, the product supplement no. 4 - I dated April 13, 2023 and the underlying supplement no. 22 - I dated May 12, 2023. The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to January 31 , 2024 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Registration Statement Nos. 333 - 270004 and 333 - 270004 - 01 D ate d F ebrua r y 12 , 2024 Rul e 424(b)(3) Hypothetical and Actual Historical Monthly and Annual Returns  Bac k tested usi ng p r o xies  Backtested  A c tual Year Dec Nov Oct Sep Aug Jul Jun May Apr Mar Feb Jan 5.50% 1.92% - 0.50% 1.64% 0.51% 1.84% 0.77% 0.13% - 0.90% 2004 1.74% 0.69% 0.32% - 1.52% - 1.67% 1.85% - 1.66% 1.11% 1.70% 1.51% - 1.51% - 0.16% 1.18% 2005 4.47% - 1.14% 1.67% 0.83% 0.79% 1.16% 0.92% 0.07% - 0.46% 0.01% - 0.44% 0.53% 0.48% 2006 6.94% 0.01% 3.14% 0.85% 0.75% 1.03% 0.30% - 0.76% - 0.31% 0.70% - 0.63% 1.79% - 0.08% 2007 4.04% 3.24% 4.22% - 1.10% - 3.38% 0.56% - 0.30% - 0.87% - 0.51% - 1.01% 0.28% 0.73% 2.34% 2008 8.87% 0.01% 1.40% - 0.05% 1.82% 0.49% 2.13% 1.40% 2.08% 0.31% 1.06% - 0.72% - 1.34% 2009 7.11% - 0.59% - 1.62% - 0.31% 0.12% 3.41% 1.89% 2.78% - 1.63% 0.85% 0.85% 0.54% 0.74% 2010 11.43% 1.80% - 0.36% 0.53% 1.56% 2.28% 3.02% - 0.54% 0.40% 1.31% 0.25% 0.50% 0.18% 2011 6.44% 0.07% 0.52% 0.56% - 0.13% 0.13% 2.80% 0.88% 0.26% 1.38% - 1.12% 0.34% 0.60% 2012 - 2.37% - 0.12% - 0.01% 0.76% 0.64% - 0.48% 0.35% - 1.15% - 3.15% 1.07% 0.20% 0.40% - 0.83% 2013 10.83% 0.55% 1.27% 1.74% - 1.97% 2.50% - 0.38% 0.37% 1.99% 1.39% 0.47% 1.42% 1.07% 2014 - 0.91% - 0.43% - 0.10% - 0.03% 0.55% - 0.40% 0.24% - 1.81% - 0.60% - 0.61% 0.27% - 2.06% 4.20% 2015 5.42% 0.68% - 2.88% - 1.93% - 0.23% 0.32% 1.37% 3.85% - 0.07% 0.50% 0.77% 1.07% 2.00% 2016 4.71% 0.89% 0.08% 0.11% - 0.77% 1.31% 0.44% 0.15% 0.69% 0.61% 0.02% 0.60% 0.48% 2017 - 3.45% 0.95% 0.26% - 1.53% - 1.00% 0.61% - 0.03% 0.18% 0.30% - 0.25% 0.20% - 1.90% - 1.26% 2018 12.96% 0.34% 0.00% 0.26% - 1.13% 4.53% 0.46% 2.30% 2.59% 0.09% 1.86% - 0.17% 1.25% 2019 7.62% 1.13% 2.81% - 0.50% - 0.12% 0.02% 1.09% 0.30% 0.64% 1.53% - 2.95% 0.87% 2.67% 2020 0.04% 0.29% 0.21% 0.96% - 1.53% - 0.01% 0.84% 0.48% 0.45% 0.74% 0.09% - 1.27% - 1.17% 2021 - 9.72% - 0.34% 2.28% - 0.16% - 2.99% - 2.17% 2.40% - 2.36% 0.50% - 1.98% - 1.62% - 0.76% - 2.81% 2022 6.92% 2.59% 2.98% - 0.58% - 1.30% - 0.33% 0.67% 0.37% - 0.65% 0.50% 1.87% - 1.63% 2.34% 2023 0.06% 0.06% 2024 Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation . Historical performance measures for the J . P . Morgan Total Return SM Index (the “Index”) represent hypothetical backtested performance using alternative performance for some constituents of the Index (the “Basket Constituents”) from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to January 31 , 2024 . Please see the “Use of hypothetical backtested returns” and “Use of alternative performance” at the end of this presentation for additional information related to backtesting and the use of alternative performance . Except as noted above and in the sections entitled “Use of alternative performance” and “Use of hypothetical backtested returns” at the end of this document, the hypothetical monthly and annual returns set forth above were determined using the methodology currently used to calculate the Index . PAST PERFORMANCE AND BACKTESTED PERFORMANCE ARE NOT INDICATIVE OF FUTURE RESULTS . Hypothetical and Actual Historical Monthly Weights  Backtested using proxies  Backtested  Actual Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) — 5% 20% 5% 5% 5% — 20% 20% — — 20% Ja n 24 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) — 10% 15% 10% — — 5% 20% 20% — — 20% De c 23 — 10% 15% 10% 20% — — 5% 20% — — 20% N o v 23 — 10% 15% 10% 5% — — 20% 20% — — 20% Oc t 23 — 5% 20% 10% 5% — — 20% 20% — — 20% S e p 23 — 10% 15% 10% 20% — — 5% 20% — — 20% A u g 23 — 10% 15% 10% — — 5% 20% 20% — — 20% Ju l 23 — 10% 15% 10% — 5% — 20% 20% — — 20% Ju n 23 10% 10% — — 5% — 10% 20% 20% — 5% 20% M a y 23 FEB R UA R Y 2024 J.P. Morgan Total Return SM Index

FEB R UA R Y 2024 | J . P . Mo rg an T otal R eturn SM Ind e x The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to January 31 , 2024 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) — 10% 10% 10% 10% — — 20% 20% — — 20% Ap r 23 — 10% 10% — 15% 5% — 20% 20% — — 20% Ma r 23 — 10% 5% — 10% 15% — 20% 20% — — 20% F e b 23 — 10% 5% — 20% 5% — 20% 20% — — 20% Ja n 23 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) — 10% 15% — — 15% — 20% 20% — — 20% De c 22 — 10% 10% — 15% 20% — 5% 20% — — 20% N o v 22 — 10% — — 15% 20% — — 20% — 15% 20% Oc t 22 10% 10% 5% — — 20% — 15% 20% — — 20% S e p 22 — 10% 10% — 20% 20% — — 20% — — 20% A u g 22 — 10% — — 20% 20% — 5% 20% — 5% 20% Ju l 22 — 10% 15% — 20% 15% — — 20% — — 20% Ju n 22 — 10% 15% — 20% 15% — — 20% — — 20% M a y 22 — 10% 15% — 20% 15% — — 20% — — 20% Ap r 22 — 10% 15% — 20% 15% — — 20% — — 20% Ma r 22 — 10% 15% — 20% 15% — — 20% — — 20% F e b 22 10% — 15% 5% 20% — 10% — — 20% — 20% Ja n 22 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) 10% — 15% — 20% — 10% — — 20% 5% 20% De c 21 10% — 15% — 20% — 20% 10% 10% 15% — — N o v 21 10% — 15% — 20% — 20% 20% — 15% — — Oc t 21 10% — 15% 10% 20% — 20% 15% — 10% — — S e p 21 10% — 15% 5% 20% — 20% 20% 10% — — — A u g 21 10% — 15% — 20% — — 15% 20% — — 20% Ju l 21 10% — 15% — 20% 15% — — 20% — — 20% Ju n 21 10% — 15% 10% 20% 5% — — 20% — — 20% M a y 21 10% — 15% 10% 20% 5% — — 20% — — 20% Ap r 21 5% — 20% — 15% 20% — — 20% — — 20% Ma r 21 10% — 15% 10% 20% 5% — 20% 20% — — — F e b 21 10% — 15% 10% 20% — 20% 20% 5% — — — Ja n 21 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) 10% — 15% 10% 20% — 20% 20% — 5% — — De c 20 10% — 15% 10% 20% — 20% 20% 5% — — — N o v 20 10% 10% 5% 10% 15% — 5% 20% 20% — 5% — Oc t 20 — — 5% — 20% 20% — 5% 10% — 20% 20% S e p 20 — — 5% — 20% 20% — — 15% — 20% 20% A u g 20 — — 5% — 20% 20% — — 15% — 20% 20% Ju l 20 — — 5% — 20% 20% — — 15% — 20% 20% Ju n 20 — — 5% — 15% 20% — — 20% — 20% 20% M a y 20

FEB R UA R Y 2024 | J . P . Mo rg an T otal R eturn SM Ind e x The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to January 31 , 2024 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) — — 5% — 20% 20% — — 15% — 20% 20% Ap r 20 — 5% — — 15% 15% 20% 20% 10% 15% — — Ma r 20 10% — 15% 10% — — 20% 20% 10% 15% — — F e b 20 10% — 15% 10% — — 20% 20% 10% 15% — — Ja n 20 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) 10% — 15% 5% — 5% 20% 20% 10% 15% — — De c 19 10% — 10% 10% — 5% 20% 20% 5% 15% 5% — N o v 19 5% — 20% 5% — 5% 20% 20% 5% 20% — — Oc t 19 10% — — 10% 5% — 20% 20% — 20% 15% — S e p 19 10% — — 10% — — 20% 20% — 20% 20% — A u g 19 5% — 20% 10% — — 20% 20% — 20% 5% — Ju l 19 10% — — 10% — — 20% 20% — 20% 20% — Ju n 19 — — 10% 10% — — 20% 20% — 20% 20% — M a y 19 — — — 10% — 10% 20% 20% — 20% 20% — Ap r 19 — — 20% 10% — 20% — 20% 10% — 20% — Ma r 19 — — — 10% — 20% — 20% 10% 20% 20% — F e b 19 — — — — — 20% — 20% 20% — 20% 20% Ja n 19 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) — 10% 10% — — 20% — — 20% — 20% 20% De c 18 — 5% 20% — — — — 15% 20% — 20% 20% N o v 18 5% — 20% — 20% — — 20% 20% — — 15% Oc t 18 10% — 15% — 20% 15% — — — 20% 20% — S e p 18 10% — 15% — 20% 15% — — 20% — — 20% A u g 18 10% 10% 5% — 20% 15% — — 20% — — 20% Ju l 18 — 10% 15% — 20% 15% — — 20% — — 20% Ju n 18 — 10% 15% — 20% 15% — — 20% — — 20% M a y 18 10% 10% 5% — 20% — — — 20% 15% — 20% Ap r 18 — 10% 15% 10% 20% — — 5% 20% — — 20% Ma r 18 — 5% 20% 10% 20% — 20% 5% 20% — — — F e b 18 — — 20% 10% 20% 10% 20% — — 20% — — Ja n 18 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) 10% — 15% 10% — 5% 20% 20% — 20% — — De c 17 — — 20% 10% — 10% 20% 20% — 20% — — N o v 17 5% — 20% 10% — 5% 20% 20% — 20% — — Oc t 17 10% — 15% 10% — — 20% 5% — 20% 20% — S e p 17 10% — 15% 10% — — 20% 20% — 20% 5% — A u g 17 10% — 15% 10% — — 20% 20% — 20% 5% — Ju l 17 10% — 15% 10% — — 20% 10% — 20% 15% — Ju n 17 5% — 20% 10% — — 10% 20% 20% — — 15% M a y 17

FEB R UA R Y 2024 | J . P . Mo rg an T otal R eturn SM Ind e x The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to January 31 , 2024 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) 5% — 20% 10% 5% — — 20% 20% — — 20% Ap r 17 — 5% 20% — 20% — — 15% 20% — — 20% Ma r 17 — 5% 20% — 20% — — 15% 20% — — 20% F e b 17 — 5% 20% — — 15% — 20% 20% — — 20% Ja n 17 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) — 5% 20% 10% 5% — — 20% 20% — — 20% De c 16 5% — 20% 10% 20% — 20% 20% — 5% — — N o v 16 5% — 20% 10% 5% — 20% 20% — 20% — — Oc t 16 5% — 20% 10% 5% — 20% 20% — 20% — — S e p 16 5% — 20% 10% 20% — 20% 5% — 20% — — A u g 16 — — 20% 10% 10% — 20% — — 20% 20% — Ju l 16 10% — 15% 10% 5% — 20% — — 20% 20% — Ju n 16 5% — — 10% 20% — 20% 10% — 15% 20% — M a y 16 10% — — 10% 15% — 20% 15% — 20% 10% — Ap r 16 10% — — 10% 20% 20% — — — 20% 20% — Ma r 16 — — — — — 20% — 10% 20% 20% 20% 10% F e b 16 10% 10% — — — 20% — — 20% 20% 20% — Ja n 16 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) 10% — — 10% — 20% — 20% — 20% 20% — De c 15 10% — — — — 20% — — 20% 15% 20% 15% N o v 15 — 10% — — — 20% — 10% 20% — 20% 20% Oc t 15 10% — — — — 20% — — 20% 10% 20% 20% S e p 15 10% 10% 5% 10% — 20% — 5% 20% — — 20% A u g 15 5% — 20% 10% — 5% — 20% 20% — — 20% Ju l 15 10% — 15% — — 20% — 20% — 15% 20% — Ju n 15 10% — 15% 10% — 20% — — 5% 20% 20% — M a y 15 10% — 15% — — 20% — 15% — 20% 20% — Ap r 15 10% — 15% — — 20% 15% 5% — 20% 15% — Ma r 15 10% — 15% — — 10% 20% — — 20% 20% 5% F e b 15 10% 5% — — — 20% 20% — — 20% 20% 5% Ja n 15 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) 10% — — 10% — 20% 20% — — 20% 20% — De c 14 10% — 5% 10% — 15% 20% — — 20% 20% — N o v 14 10% — — 10% — 20% 20% — — 20% 20% — Oc t 14 10% — — 10% 20% 5% 20% — — 20% 15% — S e p 14 10% — 15% 10% 20% — 20% — — 20% 5% — A u g 14 10% — 15% 10% 20% — 20% — — 20% 5% — Ju l 14 10% — 15% 10% 20% — 20% — — 20% 5% — Ju n 14 10% — 15% 10% — 5% 20% 20% — 20% — — M a y 14

FEB R UA R Y 2024 | J . P . Mo rg an T otal R eturn SM Ind e x The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to January 31 , 2024 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) 10% — 15% 10% — 5% 20% 20% — 20% — — Ap r 14 5% — 20% 10% — — 20% 15% — 20% 10% — Ma r 14 5% — 20% — — 20% 20% 20% — 15% — — F e b 14 — — 20% 10% — 20% 20% 20% 10% — — — Ja n 14 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) — — 20% — — 20% — 20% 20% — — 20% De c 13 — 10% 15% — — 20% — 15% 20% — — 20% N o v 13 — 10% 15% — — 15% — 20% 20% — — 20% Oc t 13 — 10% 15% — — 15% — 20% 20% — — 20% S e p 13 — 5% 20% — — 15% — 20% 20% — — 20% A u g 13 10% 10% 5% — — 15% — 20% 20% — — 20% Ju l 13 10% — 15% — — 15% — 20% 20% — — 20% Ju n 13 5% — 20% 10% — — 20% 20% — 5% 20% — M a y 13 5% — 20% — — — — 20% 20% — 15% 20% Ap r 13 5% — 20% 10% 20% — 5% 20% 20% — — — Ma r 13 5% — 20% 10% 20% — — 20% 20% — — 5% F e b 13 5% — 20% 10% 20% — 20% 20% 5% — — — Ja n 13 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) 5% — 20% 10% 20% — 20% 20% — — 5% — De c 12 10% — 15% 10% 5% — 20% 20% — 20% — — N o v 12 5% — 20% 10% 5% — 20% — — 20% 20% — Oc t 12 5% — 20% 10% 5% — 20% 5% — 20% 15% — S e p 12 10% — 15% 10% — — 20% 5% — 20% 20% — A u g 12 10% — 15% 10% — — 20% 10% — 20% 15% — Ju l 12 10% — 15% 5% 10% — 20% 20% — 20% — — Ju n 12 10% — 15% 10% 5% — 20% 20% — — 20% — M a y 12 10% — 15% 10% 20% — 20% 20% 5% — — — Ap r 12 5% — 20% 10% 20% — 20% 15% — 10% — — Ma r 12 10% — 15% 10% — 20% — 10% 10% 20% 5% — F e b 12 — — 20% 5% — 20% — — 10% 20% 5% 20% Ja n 12 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) — 5% 15% — 10% 10% — — 20% 20% — 20% De c 11 — — 20% 10% 5% — — — 20% 15% 20% 10% N o v 11 — — 10% 5% — 20% — — 15% 15% 20% 15% Oc t 11 — — 5% 10% 15% 20% — — — 10% 20% 20% S e p 11 — — 5% 10% 20% — 20% 15% — 10% 20% — A u g 11 10% — — 10% 20% — 20% 10% — 10% 20% — Ju l 11 5% — 20% — 20% 5% 20% 20% — 10% — — Ju n 11 5% — 20% — 20% 20% — — 20% — — 15% M a y 11

FEB R UA R Y 2024 | J . P . Mo rg an T otal R eturn SM Ind e x The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to January 31 , 2024 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) 5% — 20% — 15% 20% — — 20% — — 20% Ap r 11 5% — 20% — 20% 15% — 20% 20% — — — Ma r 11 5% — 20% — 20% — — 20% 20% — — 15% F e b 11 5% — 20% 10% 20% — 20% 20% 5% — — — Ja n 11 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) 10% — 15% 10% 20% — 20% 5% — — 20% — De c 10 10% — 15% 10% 20% — — 20% — 5% 20% — N o v 10 10% — 15% 10% — 10% 5% 10% — 20% 20% — Oc t 10 10% — 10% 10% 5% 5% 5% 15% — 20% 20% — S e p 10 10% — 15% 10% — — 15% 10% — 20% 20% — A u g 10 10% — — 10% — 20% 10% 10% — 20% 20% — Ju l 10 10% — 15% 5% — — 20% 20% — 20% 10% — Ju n 10 10% — 15% 10% 20% 5% 20% 20% — — — — M a y 10 10% — 15% 10% 5% 20% — 20% 20% — — — Ap r 10 10% — 15% 10% 20% 5% 20% 20% — — — — Ma r 10 5% — 20% 10% 20% 5% 20% 20% — — — — F e b 10 10% — 15% 10% 20% — 20% 20% 5% — — — Ja n 10 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) 5% — 20% 10% 20% — 20% 20% — — 5% — De c 09 10% 5% 10% 10% 10% 5% 20% 20% 10% — — — N o v 09 10% 5% 10% 10% — 15% 15% 20% 15% — — — Oc t 09 10% 10% — 10% — 20% 5% 20% 20% — — 5% S e p 09 5% 10% 5% 10% — 20% 5% 20% 20% — — 5% A u g 09 — 10% 5% 10% 15% 10% 10% 20% 20% — — — Ju l 09 — 10% 10% 10% — 20% 10% 20% 20% — — — Ju n 09 — 10% 5% 10% — 20% 20% 20% 5% — — 10% M a y 09 — 10% — 5% — 20% — 20% 5% — 20% 20% Ap r 09 — 10% — — — 20% — 10% 20% 5% 15% 20% Ma r 09 — 10% — — — 20% — 5% 20% 5% 20% 20% F e b 09 — 10% — 5% — 20% — — 20% 5% 20% 20% Ja n 09 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) — 10% — 5% — 20% — — 20% 5% 20% 20% De c 08 — 10% — — — 20% — 5% 20% 10% 15% 20% N o v 08 — 10% — — — 20% — — 20% 20% 10% 20% Oc t 08 — 10% 15% 10% 5% 20% — — 5% 20% 15% — S e p 08 — 10% 15% — 20% 15% — — 20% — — 20% A u g 08 — 10% — — 20% 10% — — 20% — 20% 20% Ju l 08 10% — 15% — 20% 20% — — 20% — — 15% Ju n 08 5% — — — 20% 20% — — 15% — 20% 20% M a y 08

FEB R UA R Y 2024 | J . P . Mo rg an T otal R eturn SM Ind e x The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to January 31 , 2024 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) — — — 10% 20% 20% — — 10% — 20% 20% Ap r 08 — — — 10% 20% 10% — — 15% 5% 20% 20% Ma r 08 — — — 10% 20% 10% — — 10% 10% 20% 20% F e b 08 — — — 10% 20% 15% — — 5% 15% 15% 20% Ja n 08 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) — — — 10% 20% 5% — — 20% 20% 20% 5% De c 07 — — — — 20% 10% — — 20% 20% 20% 10% N o v 07 — — — — 20% 10% — — 20% 10% 20% 20% Oc t 07 — 10% — — 20% 10% — — 20% — 20% 20% S e p 07 — 10% — — 20% — — — 20% 10% 20% 20% A u g 07 10% 10% 5% — 20% — — 15% 20% — — 20% Ju l 07 5% — 20% 10% — 20% — 5% 20% — — 20% Ju n 07 5% — 20% 10% — 20% — 20% 20% — 5% — M a y 07 10% — 15% 10% — 20% 20% 20% 5% — — — Ap r 07 5% — 20% 10% — — 20% 20% — 20% 5% — Ma r 07 10% — 15% 10% — 20% 20% 20% — 5% — — F e b 07 10% — 15% 10% — 5% 20% — — 20% 20% — Ja n 07 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) 10% — — 10% — 20% 20% — — 20% 20% — De c 06 10% — — 10% — 20% 20% — — 20% 20% — N o v 06 — — — 10% 20% — 20% 10% — 20% 20% — Oc t 06 — 10% — 10% 20% 20% — 20% — — 20% — S e p 06 — 10% — 10% — 20% — 20% 20% — — 20% A u g 06 — 10% 15% — — 20% — 15% 20% — — 20% Ju l 06 — 10% 15% 10% — 20% — 5% 20% — — 20% Ju n 06 5% — 20% 10% — 20% — 5% 20% — — 20% M a y 06 10% — 15% 10% — 20% — 5% 20% — — 20% Ap r 06 10% 10% 5% 10% — 20% — 5% 20% — — 20% Ma r 06 10% 10% 5% 10% 20% 20% — — 5% — — 20% F e b 06 10% 10% 5% 10% 20% 5% — — 20% — — 20% Ja n 06 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) — 10% 15% 10% — 20% — 5% 20% — — 20% De c 05 — 5% 20% 10% — — — 20% 20% 5% — 20% N o v 05 10% — 5% 10% 20% — 15% — — 20% 20% — Oc t 05 — 10% — 10% — 20% 20% — — 20% 20% — S e p 05 — 5% 20% 10% — 5% 20% — — 20% 20% — A u g 05 — 10% — 10% 5% 15% 20% — — 20% 20% — Ju l 05 — 5% — 10% 5% 20% 20% — — 20% 20% — Ju n 05 — 10% — 5% 20% 15% 20% — — 20% — 10% M a y 05

FEB R UA R Y 2024 | J . P . Mo rg an T otal R eturn SM Ind e x The Basket Constituents are identified above by their respective tickers . Please refer to the “Selected Risks” and “Disclaimer” at the end of this presentation and to the section entitled “Use of alternative performance” on the last page for information related to the Basket Constituents and the use of alternative performance in the backtest . The hypothetical and actual historical monthly weights set forth above represent the monthly reference portfolio weights applied to hypothetical backtested performance using alternative performance for some Basket Constituents from May 3 , 2004 to June 25 , 2014 , hypothetical backtested performance using the actual performance of each Basket Constituent from June 26 , 2014 through July 12 , 2017 , and actual performance from July 13 , 2017 to January 31 , 2024 . While the monthly reference portfolio weights applied to the hypothetical backtested performance of the Index after June 25 , 2014 were allocated to the actual Basket Constituents, alternative performance information for certain Basket Constituents may have been considered in determining the weights for such Basket Constituents after this date . Please see the “Use of hypothetical backtested returns” at the end of this presentation for additional information related to backtesting and the use of alternative performance in the backtest . Except as noted above and in the section entitled “Use of alternative performance” at the end of this document, the hypothetical and actual historical monthly weights set forth above were determined using the methodology currently used to calculate the Index . PAST ALLOCATIONS TO BASKET CONSTITUENTS, HYPOTHETICAL OR ACTUAL, ARE NOT INDICATIVE OR PREDICTIVE OF FUTURE ALLOCATIONS . Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) — 5% 20% 10% 20% 5% 20% — — 20% — — Ap r 05 10% — 15% 10% 20% 5% 20% — — 20% — — Ma r 05 10% — 15% 10% 20% 5% 20% — — 20% — — F e b 05 10% — 15% 10% 20% 5% 20% — — 20% — — Ja n 05 Other C r edit Other G o v ’ t or A gency Bonds I n v estme n t - G r ade C r edit U. S . T r easu r y Bonds P r e f er r e d Stock (PFF) Floati n g Rate (FLOT) High Y ield C orpo r at e (HYG) Eme r gi n g Markets (EMB) Inflation - P r otecte d (TIP) A gen c y MBS (MBB) 10+ Y ear Credit (IGLB) I n termed . Credit (IGIB) 1 – 3 Y ear Credit (IGSB) 20+ Y ear T r easurie s (TLT) 7 – 10 Y ear T r easurie s (IEF) 1 – 3 Y ear T r easurie s (SHY) 5% — 20% 10% 15% 10% 20% — — 20% — — De c 04 5% — 20% 10% 15% 15% 20% — — 15% — — N o v 04 — 5% 20% 5% 20% 15% 15% — — 20% — — Oc t 04 — 5% 20% 10% 20% 20% — — 20% — — 5% S e p 04 — 5% 20% 10% 20% 20% — — 20% — — 5% A u g 04 — 10% 15% — 20% 20% — — 20% — — 15% Ju l 04 — — 20% — 20% 20% — 20% 20% — — — Ju n 04 5% — 20% — — 20% 20% 20% — 15% — — M a y 04 10% — 15% 10% 20% 10% 20% — — 15% — — Ap r 04

FEB R UA R Y 2024 | J . P . Mo rg an T otal R eturn SM Ind e x S elected Risks  Our affiliate, J.P. Morgan Securities LLC (“JPMS”), is the Index Sponsor and may adjust the Index in a way that affects its level. The policies and judgments for which JPMS is responsible could have an impact, positive or negative, on the level of the Index and the value of your investment. JPMS is under no obligation to consider your interest as an investor with returns linked to the Index.  The Index was established on July 13, 2017, and has a limited operating history.  There are risks associated with a momentum - based investment strategy. If market conditions do not represent a continuation of prior observed trends, Index performance may be adversely impacted.  The Index comprises notional assets and liabilities. There is no actual portfolio of assets to which any person is entitled or in which any person has any ownership interest.  The Index may not be successful, may not outperform any alternative strategy and may not maintain volatility below its historical volatility threshold of 5%.  The investment strategy used to construct the Index involves monthly rebalancing and weighting constraints that are applied to the Basket Constituents, which may adversely impact performance.  Changes in the values of the Basket Constituents may offset each other.  There are risks associated with correlation between the Basket Constituents. If the performances of the Basket Constituents become highly correlated during periods of negative performance, Index performance may be adversely impacted.  Each Basket Constituent composing the Index may be replaced by a substitute constituent upon the occurrence of certain extraordinary events.  The Index should not be compared to any other index or strategy sponsored by any of our affiliates and cannot necessarily be considered a revised, enhanced or modified version of any other J.P. Morgan index.  The securities of our parent company, JPMorgan Chase & Co., are held by several of the Basket Constituents.  The performance of an ETF, particularly during periods of market volatility, may not correlate with the performance of its reference index.  The Index is subject to significant risks associated with fixed - income securities (including interest rate - related risks and credit risk), high - yield fixed - income securities (including credit risk), floating rate notes, mortgage - backed securities, preferred stock, and non - U.S. securities markets, including emerging markets.  Investments linked to the index may be subject to the credit risk of JPMorgan Chase Bank, N.A. The risks identified above are not exhaustive. You should also review carefully the related “Risk Factors” section in the prospectus supplement and the relevant product supplement and underlying supplement and the “Selected Risk Considerations” in the relevant pricing supplement. Disclaimer Impo r ta n t Inf orma tion The information contained in this document is for discussion purposes only . Any information relating to performance contained in these materials is illustrative and no assurance is given that any indicative returns, performance or results, whether historical or hypothetical, will be achieved . All information herein is subject to change without notice, however, J . P . Morgan undertakes no duty to update this information . In the event of any inconsistency between the information presented herein and any offering document, the offering document shall govern . Us e o f h ypothetic a l ba c k tested r eturns Any backtested historical performance and weighting information included herein is hypothetical . The constituents and proxy constituents may not have traded together in the manner shown in the hypothetical backtest of the Index included herein, and no representation is being made that the Index will achieve similar performance . There are frequently significant differences between hypothetical backtested performance and actual subsequent performance . The use of alternative “proxy” information may create additional differences between hypothetical backtested and actual performance and allocations . The results obtained from backtesting information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index . J . P . Morgan provides no assurance or guarantee that investments linked to the Index will operate or would have operated in the past in a manner consistent with these materials . The hypothetical historical levels presented herein have not been verified by an independent third party, and such hypothetical historical levels have inherent limitations . Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate . Actual results will vary, perhaps materially, from the hypothetical backtested returns and allocations presented in this document . HISTORICAL AND BACKTESTED PERFORMANCE AND ALLOCATIONS ARE NOT INDICATIVE OF FUTURE RESULTS . Us e o f altern a ti ve pe r f ormanc e The information provided herein uses “backtesting” and considers other hypothetical circumstances to estimate how the Index may have performed and how Basket Constituents may have been allocated prior to the actual existence of the Index . Prior to 6 / 26 / 14 , the Index’s hypothetical backtested performance relies on, and its weights are applied to, alternative “proxy” performance for some of the Basket Constituents identified above . Additionally, alternative performance information for certain Basket Constituents may have been considered in determining hypothetical weight allocations for such Basket Constituents after this date . Prior to each such Basket Constituent’s launch and satisfaction of a minimum liquidity standard, the backtesting uses (in lieu of actual performance) alternative performance derived from the reference index tracked by that Basket Constituent as of the Index’s live date, after deduction of hypothetical fund expenses (in each case, as specified in the accompanying parenthetical) equal to that Basket Constituent’s expense ratio as of the Index’s live date, as follows : the Barclays U . S . 7 - 10 Year Treasury Bond Index was used as a proxy for IEF through 4 / 23 / 04 ( - 0 . 15 % p . a . ) ; the Barclays U . S . 20 + Year Treasury Bond Index was used as a proxy for TLT through 4 / 16 / 04 ( - 0 . 15 % p . a . ) ; the Bloomberg Barclays US 1 - 3 Year Credit Bond Index was used as a proxy for IGSB through 1 / 13 / 09 ( - 0 . 2 % p . a . ) ; the Bloomberg Barclays US Intermediate Credit Bond Index was used as a proxy for IGIB through 4 / 6 / 09 ( - 0 . 2 % p . a . ) ; the Bloomberg Barclays US Long Credit Bond Index was used as a proxy for IGLB through 6 / 25 / 14 ( - 0 . 2 % p . a . ) ; the Bloomberg Barclays US Mortgage Backed Securities (MBS) Index was used as a proxy for MBB through 9 / 11 / 08 ( - 0 . 29 % p . a . ) ; the Bloomberg Barclays US Treasury Inflation Protected Securities (TIPS) Index (Series - L) was used as a proxy for TIP through 5 / 27 / 04 ( - 0 . 2 % p . a . ) ; the J . P . Morgan EMBISM Global Core Index was used as a proxy for EMB through 11 / 17 / 09 ( - 0 . 4 % p . a . ) ; the Markit iBoxx® USD Liquid High Yield Index was used as a proxy for HYG through 5 / 23 / 08 ( - 0 . 5 % p . a . ) ; the Bloomberg Barclays US Floating Rate Note < 5 Years Index was used as a proxy for FLOT through 1 / 15 / 13 ( - 0 . 2 % p . a . ) ; and the S&P U . S . Preferred Stock Index was used as a proxy for PFF through 10 / 20 / 08 ( - 0 . 47 % p . a . ) . Prior to the relevant date of last use of proxy specified above for a particular Basket Constituent, the hypothetical allocation to such Basket Constituent in the hypothetical and actual historical monthly weights tables above was actually made to the relevant proxy identified in the preceding paragraph . Investment suitability must be determined individually for each investor, and investments linked to the Index may not be suitable for all investors . This material is not a product of J . P . Morgan Research Departments . Copyright © 2024 JPMorgan Chase & Co . All rights reserved . For additional regulatory disclosures, please consult : www . jpmorgan . com/disclosures . Information contained on this website is not incorporated by reference in, and should not be considered part of, this document . This monthly update document replaces and supersedes all prior written materials of this type previously provided with respect to the Index .